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                                                                EXHIBIT 24

                               POWER OF ATTORNEY


        We the undersigned officers and Trustees of Eastern Enterprises hereby generally constitute J. Atwood Ives, Richard R. Clayton, Walter J. Flaherty and
L. William Law, Jr. and each of them singly our true and lawful attorneys with full power to them, and each of them singly, to sign for us in our names in the capacity or capacities indicated below any and all amendments to the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission relating to the issue and sale of shares of Common Stock of Eastern Enterprises, and generally to do all such things in our names in our capacities as officers and Trustees as will enable Eastern Enterprises to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.




     Signature                                  Title


/s/ J. Atwood Ives              Chairman and Chief Executive Officer; Trustee
- --------------------------
J. Atwood Ives


/s/ Richard R. Clayton          President and Chief Operating Officer; Trustee
- --------------------------
Richard R. Clayton


/s/ Walter J. Flaherty          Senior Vice President
- --------------------------        and Chief Financial Officer
Walter J. Flaherty


/s/ James J. Harper             Vice President and Controller
- --------------------------        (Principal Accounting Officer)
James J. Harper


/s/ Samuel Frankenheim          /s/ Leonard R. Jaskol
- --------------------------      -----------------------------
Samuel Frankenheim, Trustee      Leonard R. Jaskol, Trustee


/s/ Dean W. Freed               /s/ Thomas W. Jones
- --------------------------      -----------------------------
Dean W. Freed, Trustee           Thomas W. Jones, Trustee


/s/ Robert P. Henderson         /s/ Rina K. Spence
- --------------------------      -----------------------------
Robert P. Henderson, Trustee     Rina K. Spence, Trustee


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